Exhibit 10.9

FORM OF

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of the [            ] day of             , 2008, by and among Opportunity Acquisition Corp., a Delaware corporation (the “Company”) and the undersigned parties listed under the heading “Investors” on the signature page hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, the Initial Holders (as defined below) collectively beneficially own all of the issued and outstanding securities of the Company immediately prior to the Company’s initial public offering (“IPO”);

WHEREAS, the Initial Holders may, in certain circumstances and subject to certain transfer restrictions and other restrictions, transfer (or cause to be transferred) to Permitted Transferees (as defined below) some or all of the securities held by such Initial Holders; and

WHEREAS, the Investors and the Company desire to enter into this Agreement to provide the Investors with certain rights relating to the registration of the Registrable Securities (as defined below) held by them and to provide for any Permitted Transferee who receives Registrable Securities from an Initial Holder from time to time to accede to this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or Chief Financial Officer of the Company after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not publicly making it.

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Business Day” means any day, except a Saturday, Sunday, or a legal holiday on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act.

“Company” is defined in the preamble to this Agreement and shall include the Company’s successors by merger, acquisition, reorganization, or otherwise.

“Demanding Holder” is defined in Section 2.1.1.

“Demand Registration” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Form S-3” is defined in Section 2.3.

“Founder’s Shares” means the 4,312,500 Shares (or such lesser number that the Investors may hold if the Underwriters’ over-allotment option is not exercised fully, as described in the Registration Statement with respect to its IPO) underlying the Founder’s Units held by the Initial Holders prior to the IPO.

“Founder’s Securities” means the Founder’s Shares, Founder’s Units, Founder’s Warrants, and the Shares issuable upon exercise of the Founder’s Warrants.

“Founder’s Units” means the 4,312,500 units of the Company (or such lesser number that the Investors may hold after any forfeiture of a portion of such Units if the Underwriters’ over-allotment option is not exercised fully, as described in the Company’s Registration Statement), each consisting of one share of Founder’s Shares and one Founder’s Warrant, purchased by the Initial Holders pursuant to those certain Initial Unit Subscription Agreements dated as of January 11, 2008, by and among the Company and the Initial Holders.

“Founder’s Warrants” means the 4,312,500 Warrants of the Company (or such lesser number that the Investors may hold after any forfeiture of a portion of such Units if the Underwriters’ over-allotment option is not exercised fully, as described in the Registration Statement) included in the Founder’s Units held by the Initial Holders prior to the IPO.

“Founding Stockholder” means JMP.

“Insider Letters” means those certain letter agreements, of even date herewith, executed by the Investors and acknowledged by the Company.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Initial Business Combination” shall have the same meaning ascribed to such term in the Company’s Amended and Restated Certificate of Incorporation as in effect immediately after the consummation of the IPO.

“Initial Holders” means the Founding Stockholder and Opp. Funding LLC, a Delaware limited liability company.

“Investor” is defined in the preamble to this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“IPO” is defined in the recitals of this Agreement.

“IPO Registration Statement” means the Company’s registration statement on Form S-1 (No. 333-148708), as amended, relating to the IPO.

“JMP” means JMP Group Inc., a Delaware corporation.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Notices” is defined in Section 7.3.

“Permitted Transferee” means, with respect to any holder of Registrable Securities, (i) immediate family members of the holder and trusts established by the holder for estate planning purposes and transferees by will or the laws of descent; (ii) current and former officers, directors, members, and employees of the holder; (iii) affiliates of the holder; (iv) charitable organizations; (v) the Company’s executive officers and directors; and (vi) transferees pursuant to a qualified domestic relations order.

“Person” shall be construed as broadly as possible and shall include an individual, corporation, association, partnership (including a limited partnership, limited liability company, estate, trust, joint venture, unincorporated organization, or a government or any department, agency, or political subdivision thereof.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Private Placement Warrants” means the 4,000,000 Warrants purchased privately by the Founding Stockholder immediately prior to the consummation of the Company’s IPO, pursuant to that certain Warrant Purchase Agreement, dated as of January 17, 2008, between the Company and the Founding Stockholder.

“Private Placement Securities” means the Private Placement Warrants and the Shares issuable on exercise of the Private Placement Warrants.

“Pro Rata” is defined in Section 2.1.4.

“Register,” “Registered,” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means the Founder’s Securities and the Private Placement Securities. Registrable Securities include any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of any Founder’s Securities or Private Placement Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of, or exchanged in accordance with such Registration Statement; (b) such securities shall have been sold, disposed, or otherwise transferred pursuant to Rule 144 under the Securities Act (or any similar rule or regulation then in force), and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company; or (c) such securities shall have ceased to be outstanding. For purposes of this Agreement, (i) prior to the applicable Release Date for the Founder’s Securities and the Private Placement Securities, as the case may be, (x) the Founder’s Securities shall be deemed to constitute a single class of Registrable Securities, (y) the Private Placement Securities shall be deemed to constitute a single class of Registrable Securities, and (ii) after the applicable Release Date for Founder’s Securities and the Private Placement Securities, as the case may be, the Founder’s Securities and the Private Placement Securities shall be deemed to constitute a single class of Registrable Securities, and (z) the Founder’s Units will constitute a single class of Registrable Securities. A “percentage” (or a “majority”) of the Registrable Securities or any class thereof, shall be determined based on the total number of Shares outstanding at the relevant time, assuming for such purpose that each Warrant represents the number of Shares for which it is exercisable and each Unit represents the sum of one Share plus the total number of Shares for which one Warrant is exercisable.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act for a public offering and sale of Shares including the prospectus, amendments and supplements to such registration statement, including post-effective amendments and all exhibits and all material incorporated by reference in such registration statement (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Release Date” means, with respect to any Founders’ Securities, the day immediately after expiration of the Founders’ Securities Lock-Up Period (as defined in the Insider Letters) and, with respect to any Private Placement Securities, the day immediately after expiration of the Private Placement Securities Lock-Up Period (as defined in the Insider Letters).

“Released Registrable Securities” shall mean, as of any date, the Registrable Securities with respect to which the Release Date has occurred.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Shares” means the shares of common stock, par value $0.001 per share, of the Company.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” means a registration in which securities of the Company are sold to an Underwriter or Underwriters on a firm commitment basis for reoffering to the public.

“Unit” means a Unit consisting of one Share and one Warrant.

“Unreleased Registrable Securities” shall mean, as of any date, the Registrable Securities with respect to which the Release Date has not occurred.

“Warrant” means a Warrant issued pursuant to the Warrant Agreement and initially entitling the holder thereof to purchase one Share for an exercise price of $7.50.

“Warrant Agreement” means the Warrant Agreement dated as of             , 2008 between the Company and American Stock Transfer & Trust Company, as warrant agent.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. At any time and from time to time beginning on the date three months prior to the expiration of the Release Date applicable to any class of Registrable Securities, the holders of a majority-in-interest of the Registrable Securities of such class, held by the Investors or the Permitted Transferees of the Investors, may make a written demand for registration under the Securities Act of all or part of each such class of Registrable Securities of such class held by Investors and Permitted Transferees; provided that the estimated market value of Registrable Securities of all classes to be so registered thereunder is at least [$500,000] in the aggregate; and provided further that any Registration Statement for Unreleased Registrable Securities may not become effective until after such Registrable Securities have become Released Registrable Securities. Any such requested registration shall be referred to as a “Demand Registration.” Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. Within five (5) Business Days following receipt of any request for a Demand Registration, the Company will notify in writing all holders of Registrable Securities of the class or classes to be registered of the demand, and each holder of such Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company in writing; provided that such notice shall be received by the Company within ten (10) Business Days of the Company’s having sent the applicable notice to such holder or holders. All such requests shall specify the class and aggregate amount of Registrable Securities to be registered and the intended method of distribution. The Company may include in such registration additional securities of the same type as the Registrable Securities to be registered thereunder, including securities to be sold for the Company’s own account or the account of Persons who are not holders of Registrable Securities. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 2.2.2. Except as otherwise provided in Section 2.1.4, the Company shall not be obligated to effect more than an aggregate of three (3) Demand Registrations under this Section 2.1.1 in respect of all classes of Registrable Securities. In addition, the Company shall not be required to file a Registration Statement for a Demand Registration at any time during the 12-month period following the effective date of another Registration Statement filed pursuant to this Section 2.1.

2.1.2 Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and remains effective for not less than 180 days (or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn); provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded, or otherwise terminated and (ii) a majority of the Demanding Holders with respect to such Registration Statement thereafter elects to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3 Underwritten Offering. If a majority of the Demanding Holders with respect to any Registration Statement so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such Underwritten Offering and the inclusion of such holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. The holders of a majority of the Registrable Securities included in such Underwritten Offering shall, in consultation with the Company, have the right to select the managing Underwriter or Underwriters for the offering, subject to the right of the Company should it so choose to select one co-managing Underwriter reasonably acceptable to a majority of such holders. All Demanding Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Underwritten Offering and consistent with Section 3.2.1.

2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an Underwritten Offering advise the Company with respect to such Registration Statement that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Shares or other securities which the Company desires to sell and the Shares, or other securities which other securityholders of the Company have requested be included in the applicable Registration Statement, exceeds the maximum dollar amount or maximum number of Shares or other securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of Shares or other securities, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the

Demanding Holders (pro rata among the holders who have requested participation in the Demand Registration based, for each such holder, on the percentage derived by dividing (x) the number of Registrable Securities of such class which such holder has requested to include in such Demand Registration by (y) the aggregate number of Registrable Securities of such class which all such holders have requested to include) (such proportion is referred to herein as “Pro Rata”) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i) and (ii), the Shares or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons, and that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i), (ii), and (iii), securities that other security holders of the Company desire to sell that can be sold without exceeding the Maximum Number of Shares. To the extent that any Registrable Securities requested to be registered are excluded pursuant to the foregoing provisions, the holders shall have the right to one additional Demand Registration under this Section 2.1.4.

2.1.5 Withdrawal. A holder may withdraw its Registrable Securities from a Demand Registration, but subject to any obligations such holder may have under any underwriting agreement or other similar agreement entered into in connection with the sale of those Registrable Securities. If any holder or holders withdraw Registrable Securities from a Demand Registration in such amounts that the Registrable Securities of all classes that remain covered by the relevant Registration Statement have an estimated market value of less than [$500,000], the Company shall cease all efforts to secure registration and may withdrawal such registration and such withdrawn registration shall be deemed a Demand Registration for purposes of Section 2.1 unless the withdrawal is based on the reasonable determination of the Demanding Holders that there has been, since the date of such request, a material adverse change in the business or prospects of the Company or in general market conditions and the Demanding Holders who requested such registration shall have paid or reimbursed the Company for all of the reasonable out-of-pocket fees and expenses incurred by the Company in connection with the withdrawn registration.

2.1.6 Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement in respect of a Demand Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement and may suspend the use of any related prospectus or prospectus supplement for the shortest possible period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to the Demand Registration and any offers or sales of Registrable Securities pursuant to such prospectus or the related Registration Statement and agree not to disclose to any other Person the fact that the Company has exercised such rights or any related facts. The Company shall immediately notify the holders of the expiration of any period during which it exercised its rights under this Section 2.1.6.

2.1.7 Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and (ii) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the applicable holders’ requests for such registration (which may include a shelf registration). Notwithstanding the foregoing, if, pursuant to a Demand Registration, (x) the Company proposes to effect registration by filing a Registration Statement on Form S-3, (y) such registration is in connection with an Underwritten Offering, and (z) the managing Underwriter or Underwriters shall advise the Company in writing that, in its or their opinion, the inclusion of more information regarding the Company (which may include financial statements) in a prospectus or prospectus supplement that is delivered to investors is of material importance to the success to such proposed offering, then the Company shall prepare a prospectus or prospectus supplement containing such additional information as the managing Underwriter or Underwriters may reasonably request.

2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. If at any time on or after the date of an Initial Business Combination or after a Release Date the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for security holders of the Company for their account (or by the Company and by security holders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with an offering of securities to employees or directors of the Company pursuant to any employee or director stock option or other benefit plan, (ii) filed on Form S-4 or S-8 or any successor to such forms, (iii) for an exchange offer or offering of securities solely to the Company’s existing security holders, (iv) for an offering of debt that is convertible into equity securities of the Company, (v) for a dividend reinvestment plan, or (vi) solely in connection with a merger, consolidation or non-capital raising bona fide business transaction, then the Company shall (x) give written notice of such proposed filing to the holders of Released Registrable Securities as soon as practicable but in no event less than ten (10) Business Days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Released Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) Business Days following receipt by such holder of such notice (a “Piggy-Back Registration”). Subject to Section 2.2.2, the Company shall include in such Registration Statement such Released Registrable Securities requested to be included therein within five (5) Business Days after the receipt by such holder of any such notice, on the same terms and conditions as any similar securities of the Company. If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Released

Registrable Securities and, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Released Registrable Securities in connection with such registration, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Released Registrable Securities for the same period as the delay in registering such other securities. If the offering pursuant to a Piggy-Back Registration is to be an Underwritten Offering, then each holder making a request for its Released Registrable Securities to be included therein must, and the Company shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Released Registrable Securities requested, to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and other Persons selling securities in such Underwritten Offering and the Company shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters to permit the sale or other disposition of such Released Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Released Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an Underwritten Offering advises the Company that the dollar amount or number of Shares or other securities which the Company desires to sell, taken together with the Released Registrable Securities as to which registration has been requested under this Section 2.2, and the Shares or other securities, if any, as to which registration has been requested by any other Persons, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

(a) If the registration is undertaken for the Company’s account: (A) first, the Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Shares or other securities, if any, comprised of Released Registrable Securities, Pro Rata, as to which registration has been requested pursuant to this Section 2.2, that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of shares has not been reached under the foregoing clauses (A) and (B), the Shares or other securities for the account of other Persons that can be sold without exceeding the Maximum Number of Shares; and

(b) If the registration is a “demand” registration undertaken at the demand of Persons other than the holders of Registrable Securities, (A) first, the Shares or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Shares or other securities, if any, comprised of Released Registrable Securities, Pro Rata, as to which registration has been requested pursuant to this Section 2.2, that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the Shares or other securities for the account of other Persons that can be sold without exceeding the Maximum Number of Shares.

2.2.3 Withdrawal. Any holder of Released Registrable Securities may elect to withdraw such holder’s request for inclusion of Released Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a registration statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Released Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.4.

2.3 Shelf Registrations on Form S-3.

(a) Filing. The holders of Released Registrable Securities may at any time and from time to time, request in writing that the Company register the resale of any or all of such Released Registrable Securities on a shelf registration on Form S-3 which may be available at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an Underwritten Offering. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of Released Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder’s or holders’ Released Registrable Securities as are specified in the request referred to in the first sentence of this paragraph, together with all or such portion of the Released Registrable Securities or other securities of the Company, if any, of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) Business Days after receipt of written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Form S-3 is not available for such offering; or (ii) if the holders of the Released Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Released Registrable Securities and such other securities (if any) at any aggregate price to the public of less than [$500,000]. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

(b) Suspension of Registration. If the filing, initial effectiveness, or continued use of Form S-3 at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Form S-3 of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such actions to the holders, delay the filing or initial effectiveness of, or suspend use of, the Form S-3 and may suspend the use of any related prospectus or prospectus supplement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to the registration on such Form S-3 and any offers or sales of Registrable Securities pursuant to such prospectus or the related Registration Statement and agree not to disclose to any other Person the fact that the Company has exercised such rights or any related facts. The Company shall immediately notify the holders upon the expiration of any period during which it exercised its rights under this Section 2.3(b).

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as reasonably practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. The Company shall, as expeditiously as reasonably possible, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its commercially reasonable efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1.3.

3.1.2 Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3 Amendments and Supplements. The Company shall use commercially reasonable efforts to prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) calendar days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.

3.1.4 Notification. After the filing of a Registration Statement, the Company shall as soon as reasonably practical, notify the holders of Registrable Securities included in such Registration Statement of such filing and the managing Underwriter or Underwriters, and shall further notify such holders and such managing Underwriter or Underwriters and, if requested, confirm such advice in writing, in all events as soon as reasonably practical after the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall use commercially reasonable efforts to take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, except in the case of registration under Section 2.2; the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall reasonably object.

3.1.5 State Securities Laws Compliance. The Company, on or prior to the date on which the applicable Registration Statement is declared effective, shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) or Underwriter, if any, or their respective counsel may reasonably request in writing and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6 Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company, and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants, and potential investors.

3.1.7 Records. The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant, or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause all of the Company’s officers, directors, and employees to make themselves available and use commercially reasonable efforts to cause the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such seller, Underwriter, attorney, accountant, or agent in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.8 [Omitted Intentionally].

3.1.9 Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to the applicable holders of the Registrable Securities, as soon as reasonably practicable but not more than fifteen (15) months after the effective date of a Registration Statement relating to the Registrable Securities, an earnings statement which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.10 Listing. The Company shall use its commercially reasonable efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration statement and on each inter-dealer quotation system on which any of the Company’s securities of such class are then quoted.

3.1.11 Withdrawal of Stop Order. The Company shall make every reasonable effort to prevent or obtain at the earliest possible moment the withdrawal of any stop order with respect to the applicable Registration Statement or other order suspending the use of any preliminary or final prospectus.

3.1.12 CUSIP Number. The Company shall, not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which certificates shall be in a form eligible for deposit with The Depository Trust Company.

3.1.13 FINRA. The Company shall cooperate with each seller of Registrable Securities and each Underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc. (“FINRA”).

3.1.14 Transfer Agent. The Company shall provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement.

3.1.15 Road Show. The Company shall, in the case of an Underwritten Offering, cause senior executive officers of the Company to participate in customary “road show” presentations that may be reasonably requested by the managing Underwriter in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

3.2 Underwritten Offerings.

3.2.1 Underwriting Agreements. If requested by the Underwriters for any Underwritten Offering pursuant to Sections 2.1 or 2.3, the Company and the holders of Registrable Securities to be included therein shall enter into an underwriting agreement with such Underwriters, such agreement to be reasonably satisfactory in substance and form to the Company, the holders of a majority of the Registrable Securities to be included in such Underwritten Offering and the Underwriters, and to contain such terms and conditions as are generally prevailing in agreements of that type, including, without limitation, provisions for indemnity and contribution. The holders of any Registrable Securities to be included in any Underwritten Offering pursuant to Section 2.2 shall enter into such an underwriting agreement at the request of the Company. All of the representations and warranties and the other agreements by and on the part of the Company to and for the benefit of the Underwriters included in any such underwriting agreement shall also be made to and for the benefit of such holders. No holder shall be required in any such underwriting agreement to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding such holder, such holder’s Registrable Securities, such holder’s intended method of distribution and any other representations required by law or customary representations of selling security holders in underwriting agreements.

3.2.2 Price and Underwriting Discounts. In the case of an Underwritten Offering requested by holders pursuant to Sections 2.1 or 2.3, the price, underwriting discount, and other financial terms of the related underwriting agreement for each class of Registrable Securities shall be determined by the Company, the applicable underwriters, and the applicable holders of a majority of such class of Registrable Securities. In the case of any Underwritten Offering pursuant to Section 2.2, such price, discount, and other terms shall be determined by the Company, subject to the right of the holders to withdraw their request to participate in the registration pursuant to Section 2.2.3 after being advised of such price, discount, and other terms.

3.2.3 Participation in Underwritten Offerings. No Person may participate in an Underwritten Offering unless such Person (i) agrees to sell such Person’s securities on the basis provided in the underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements.

3.3 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iii) or 3.1.4(iv), or, in the case of a resale registration on Form S-3 pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, such holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until, in the case of Section 3.1.4(iv), such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or, in the case of a resale registration on Form S-3 pursuant to Section 2.3, the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, or in any case until the holder is advised in writing by the Company that the use of the prospectus may be resumed, and receives copies of any new prospectus supplement or prospectus and, if so directed by the Company, each such holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice in respect of a Demand Registration, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or is advised in writing by the Company that the use of the prospectus may be resumed.

3.4 Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, including, without limitation: (i) all registration and filing fees and any other fees and expenses associated with filings required to be made with the SEC; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses, duplicating, word processing, messenger, telephone, facsimile, and delivery expenses (including expenses of printing certificates for the Registrable Securities, if any, in a form eligible for deposit with The Depository Trust Company and of printing prospectuses); (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.10; (vi) FINRA fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company; (viii) the fees and disbursements not to exceed [$150,000] of any special experts retained by the Company in connection with such registration; (ix) the reasonable fees and expenses of one legal counsel selected by the holders of a majority of the Registrable Securities included in such registration; and (x) Securities Act liability insurance if the Company so desires. The Company shall have no obligation to pay any other costs or expenses in the course of the transactions contemplated hereby, including underwriting discounts or selling commissions or taxes attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions or taxes shall be borne by such holders. Additionally, in an Underwritten Offering, all selling Holders and the Company shall bear the expenses of the Underwriter (other than underwriting discounts and commissions) pro rata in proportion to the respective amount of securities each is selling in such offering.

3.5 Information. The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement or related prospectus, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws. The Company shall have the right to exclude any holder that does not comply with the preceding sentence from the applicable registration.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless to the extent permitted by law each Investor and each other holder of Registrable Securities, and each of their respective officers, employees, directors, partners, members, attorneys, and agents, and each Person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an ”Investor Indemnified Party”), from and against any expenses (including reasonable costs of investigation and legal expenses), losses, claims, judgments, damages, or liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto), whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any related preliminary prospectus, prospectus, or any amendment or supplement to such Registration Statement, preliminary prospectus, or prospectus, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, judgments, damage, or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein.

4.2 Indemnification by Holders of Registrable Securities. Each holder of Registrable Securities will severally and not jointly, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless to the fullest extent permitted by law the Company, each of its directors, officers, employees, partners, members, attorneys, and agents and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any expenses (including reasonable costs of investigation and legal expenses), losses, claims, judgments, damages, liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto), whether joint or several, insofar as such losses, claims, judgments, damages, liabilities, or expenses (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any related preliminary prospectus or prospectus, or any amendment or supplement to such Registration Statement or any such preliminary prospectus or prospectus, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, to the extent and only to the extent that the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, and its directors, officers, employees, attorneys, and agents and controlling persons, each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, judgment, damage, liability, expense, or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder from the sale of Registrable Securities pursuant to any Registration Statement referred to herein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage, or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability, or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by the Indemnifying Party based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that such Indemnified Party elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of such Indemnified Party). If such defense is not assumed by the Indemnifying Party, the Indemnifying Party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld; provided, however, that an Indemnifying Party shall not be required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such Indemnifying Party other than financial obligations for which such Indemnified Party will be indemnified hereunder. If the Indemnifying Party assumes the defense, the Indemnifying Party shall have the right to settle such action without the consent of the Indemnified Party; provided, however, that the Indemnifying Party shall be required to obtain such consent (which consent shall not be unreasonably withheld) if the settlement includes any admission of wrongdoing on the part of the Indemnified Party or any restriction on the Indemnified Party or its officers or directors. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of an unconditional release from all liability in respect to such claim or litigation. The Indemnifying Party or Parties shall not, in connection with any proceeding or related proceedings, be liable for the reasonable fees, disbursements and other charges of more than one separate firm at any one time for all such Indemnified Party or Parties unless (x) the employment of more than one counsel has been authorized in writing by the Indemnifying Party or parties, (y) a conflict or potential conflict exists or may exist (based on advice of counsel to an Indemnified Party) between such Indemnified Party and the other Indemnified Parties or (z) based on advice of counsel, an Indemnified Party has reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the other Indemnified Parties, in each of which cases the Indemnifying Party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2, and 4.3 is unavailable to any Indemnified Party or insufficient to hold it harmless in respect of any expense, loss, claim, judgment, damage, liability, or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such expense, loss, claim, judgment, damage, liability, or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability, or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1. The amount paid or payable by an Indemnified Party as a result of any expense, loss, claim, judgment, damage, liability, or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions, or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 4, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Sections 4.1 and 4.2 hereof without regard to the relative fault of said Indemnifying Parties or Indemnified Party.

5. UNDERWRITING AND DISTRIBUTION.

5.1 Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

6. NO INCONSISTENT AGREEMENTS; ADDITIONAL RIGHTS.

6.1 The Company will not enter into, and is not currently a party to, any agreement that is inconsistent with the rights granted to the holders of Registrable Securities by this Agreement.

7. MISCELLANEOUS.

7.1 Term. This Agreement shall terminate upon earlier of (a) the tenth anniversary of the date of this Agreement or (b) the date as of which (i) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) or (ii) the holders are permitted to sell their Registrable Securities under Rule 144 under the Securities Act without limitation on the amount of securities sold or the manner of sale (or any similar provision then in force). The provisions of Section 4 shall survive any termination of this Agreement.

7.2 Assignment; No Third Party Beneficiaries. The registration rights of any holder under this Agreement with respect to any Registrable Securities may be transferred and assigned to any transferee of Registrable Securities, provided, however, that no such transfer or assignment shall be binding upon or obligate the Company to any such assignee unless and until the Company shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement and such transfer shall not violate any provision of any applicable Insider Letter or any lock-up entered into by a Permitted Transferee. Any transfer or assignment made other than as provided in the first sentence of this Section 7.2 shall be null and void. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and the permitted assigns of the Investor or holder of Registrable Securities or of any assignee of the Investor or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in this Section 7.2.

7.3 Notices. All notices, demands, requests, consents, approvals, or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be either personally served, delivered by reputable air courier service with charges prepaid guaranteeing overnight delivery, or transmitted by hand delivery, telegram, telex, facsimile, or by mailing in the same sealed envelope, or registered first-class mail, postage prepaid, return receipt requested addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given (i) on the date of delivery if personally served, (ii) when receipt is acknowledged in writing by addressee, if transmitted by telegram, telex, or facsimile, provided, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day, and (iii) five (5) Business Days after having been deposited in the mail, postage prepaid, if mailed by first-class mail. Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery, provided, however, that notice of a change in address shall be effective only upon receipt.

If to the Company:

Opportunity Acquisition Corp.

c/o JMP Group Inc.

600 Montgomery Street, Suite 1100

San Francisco, California 94111

Attn: Joseph A. Jolson

with a copy to:

Greenberg Traurig LLP

2375 East Camelback Road, Suite 700

Phoenix, Arizona 85016

Attention: Brian H. Blaney, Esq.

Fax No.: (602) 445-8603

If to an Investor, to the addressee and address set forth on the signature page hereto.

7.4 Severability. To the maximum extent permitted by applicable law, this Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, to the maximum extent permitted by applicable law, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

7.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

7.6 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations, and discussions between the parties, whether oral or written.

7.7 Modifications and Amendments. No amendment, modification, or termination of this Agreement shall be binding upon any party unless executed in writing by such party and signed by the Company and the holders of a majority of Registrable Securities of each class then outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment, modification, waiver, or consent authorized by this Section 7.7 whether or not such Registrable Securities shall have been marked accordingly.

7.8 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

7.9 Waivers and Extensions. Any party to this Agreement may waive any right, breach, or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power, or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power, or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power, or remedy.

7.10 Governing Law.

(a) This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

(b) To the fullest extent permitted by applicable law, each party hereto (i) agrees that any claim, action, or proceeding by such party seeking any relief whatsoever arising out of, or in connection with, this Agreement or the transactions contemplated hereby shall be brought only in the United States District Court for the Southern District of New York

and in any New York State court located in the Borough of Manhattan and not in any other State or Federal court in the United States of America or any court in any other country, (ii) agrees to submit to the exclusive jurisdiction of such courts located in the State of New York for purposes of all legal proceedings arising out of, or in connection with, this Agreement or the transactions contemplated hereby, and (iii) irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

7.11 No Damages. Each Investor hereby waives any and all claims to monetary damages for any failure by the Company to comply with the requirements and provisions of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

THE COMPANY:

OPPORTUNITY ACQUISITION CORP.

By:
Name:	Joseph A. Jolson
Title:	Chairman and Chief Executive Officer

INVESTORS:

JMP GROUP INC.

By:
Name:	Joseph A. Jolson
Title:	Chairman and Chief Executive Officer

OPP. FUNDING LLC

By:
Name:	Thomas B. Kilian
Title:	Chief Executive Officer

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